Exhibit 10.57(c)
SMITH & WESSON HOLDING CORPORATION
AND
CERTAIN AFFILIATED ENTITIES
AMENDMENT NO. 3 AND JOINDER TO CREDIT AGREEMENT
     This Amendment No. 3 and Joinder to Credit Agreement (this “Amendment No. 3”) dated as of July 20, 2009 (the “Amendment Date”), is among Smith & Wesson Holding Corporation, a Nevada corporation (“Holdings”), Smith & Wesson Corp., a Delaware corporation (“S&W Corp.”), Thompson/Center Arms Company, Inc., a New Hampshire corporation (“TCAC” and, together with Holdings and S&W Corp., the “Initial Borrowers”), Thompson Center Holding Corporation, a Delaware corporation (“TCHC”), Fox Ridge Outfitters, Inc., a New Hampshire corporation (“Fox Ridge”), Bear Lake Holdings, Inc., a Delaware corporation (“Bear Lake”), K.W. Thompson Tool Company, Inc., a New Hampshire corporation (“K.W. Thompson”), O.L. Development, Inc., a New Hampshire corporation (“O.L. Development”), and Universal Safety Response, Inc. (formerly known as SWAC-USR II, Inc.), a Delaware corporation, successor by merger to Universal Safety Response, Inc., a New York corporation, successor by merger to SWAC USR-I, Inc., a Delaware corporation (the “New Subsidiary” and, together with the Initial Borrowers, the “Borrowers” and each individually, a “Borrower”, and the Borrowers, together with TCHC, Fox Ridge, Bear Lake, K.W. Thompson and O.L. Development, the “Loan Parties” and each individually a “Loan Party”), the Lenders (as defined below), and TD Bank, N.A., a national banking association (“TD Bank”), in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for itself and the other lenders party to the Credit Agreement (as defined below) from time to time (the “Lenders”).
RECITALS:
     WHEREAS, the Initial Borrowers have entered into that certain Credit Agreement dated as of November 30, 2007 with the Lenders and the Administrative Agent, as amended by that certain Amendment No. 1 to Credit Agreement and Assignment and Acceptance of Collateral Documents dated as of October 31, 2008 and that certain Amendment No. 2 to Credit Agreement dated as of March 12, 2009 (as so amended and as it may be further amended from time to time, the “Credit Agreement”);
     WHEREAS, Holdings has informed the Agent and the Lenders that Holdings has entered into an Agreement and Plan of Merger dated as of June 18, 2009 (the “Purchase Agreement”) among Holdings, SWAC-USR I, Inc., a Delaware corporation and wholly-owned subsidiary of Holdings (“SWAC I”), the New Subsidiary, Universal Safety Response, Inc., a New York corporation (“Predecessor USR”), and William C. Cohen, Jr., as Stockholders’ Representative (the “Stockholders’ Representative”), pursuant to which Holdings shall acquire Predecessor USR, for a purchase price in the amount of $52,500,000 payable in cash and common stock of

Holdings (the “Purchase Price”), which acquisition shall be effected through the following transactions (collectively, the “USR Acquisition”): (a) SWAC I shall merge with and into Predecessor USR in a transaction whereby Predecessor USR shall continue as the surviving corporation and a wholly-owned subsidiary of Holdings and the separate existence of SWAC I shall cease (the “Initial Merger”) and (b) immediately after the consummation of the Initial Merger, Predecessor USR shall merge with and into the New Subsidiary in a transaction whereby the New Subsidiary shall continue as the surviving corporation and a wholly-owned subsidiary of Holdings and the separate existence of Predecessor USR shall cease (the “Subsequent Merger” and, together with the Initial Merger, the “Mergers”);
     WHEREAS, Holdings has informed the Administrative Agent and the Lenders that the USR Acquisition constitutes a Permitted Acquisition under and as defined in the Credit Agreement;
     WHEREAS, pursuant to Section 6.13 of the Credit Agreement, Holdings is required to cause the New Subsidiary to guaranty the obligations of the the Initial Borrowers under the Loan Documents and, concurrently herewith, the New Subsidiary is executing and delivering certain joinders to the Loan Documents as more particularly set forth in Section 6.3 below pursuant to which it will guaranty such obligations, but the New Subsidiary also wishes to become a party to the Credit Agreement as an additional “Borrower” thereunder with respect to the revolving credit facility thereunder;
     WHEREAS, in connection with the execution and delivery of the Credit Agreement, the Initial Borrowers entered into a post-closing letter dated as of November 30, 2007 among the Initial Borrowers and the Administrative Agent (the “Post-Closing Letter”) and, pursuant to Section 4 of the Post-Closing Letter, the Initial Borrowers agreed to cause the dissolution and liquidation of Smith & Wesson Firearms Training Centre GmbH (the “German Subsidiary”) on or before November 30, 2008;
     WHEREAS, the Initial Borrowers have failed to cause the dissolution and liquidation of the German Subsidiary and, pursuant to the Post-Closing Letter, such failure, at the option of the Administrative Agent, could constitute an Event of Default under the Credit Agreement (the “Potential Event of Default”);
     WHEREAS, the Administrative Agent has not yet declared the Potential Event of Default as an Event of Default;
     WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders waive the requirement under the Post-Closing Letter that the Borrowers cause the dissolution and liquidation of the German Subsidiary, and the Administrative Agent and the Lenders have agreed to do so, subject to the terms and conditions set forth herein;
     WHEREAS, the Loan Parties, the Administrative Agent and the Lenders wish to enter into this Amendment No. 3 to add the New Subsidiary as a party to the Credit Agreement as an additional Borrower thereunder, to amend certain provisions of the Credit Agreement to reflect the consummation of the USR Acquisition and such addition of the New Subsidiary as a party to the Credit Agreement and to grant the waivers referred to in the immediately preceding recital, all as more particularly set forth herein;
     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Recitals. The foregoing recitals are hereby incorporated by reference herein.
     2. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.
     3. Joinder of New Subsidiary. By executing this Amendment No. 3, the New Subsidiary hereby becomes a party to the Credit Agreement as a “Borrower” with the same force and effect as if originally named therein as a “Borrower” and, without limiting the generality of the foregoing, hereby expressly agrees to be bound by all of the terms and provisions of the Credit Agreement and to pay and perform all obligations and liabilities of a Borrower under the Credit Agreement. In furtherance of the foregoing, the New Subsidiary and each of the other Borrowers hereby acknowledge and agree that the obligations of the New Subsidiary and the other Borrowers under the Credit Agreement are joint and several. The New Subsidiary hereby represents and warrants that (a) it has received a complete copy of the Credit Agreement and each of the other Loan Documents, (b) it has fully reviewed each and every provision of the Credit Agreement and each of the other Loan Documents and discussed the same with legal counsel selected by the New Subsidiary and (c) each of the representations and warranties contained in Article V of the Credit Agreement made by each Borrower are true and correct on and as of the date hereof as to the New Subsidiary. Each Loan Party hereby acknowledges and agrees that from and after the date hereof all references in the Credit Agreement, the Guaranty and each of the other Loan Documents to the “Borrowers” shall be deemed to include the New Subsidiary.
     4. Amendments to Credit Agreement. The parties hereto hereby agree that, effective on the Amendment Date, the Credit Agreement is hereby amended as follows:
          4.1 The preamble to the Credit Agreement is hereby amended by deleting the parenthetical set forth on the fifth and sixth lines of the preamble which reads “(Holdings, S&W Corp. and TCAC are, individually, “Borrower” and, collectively, “Borrowers”)” and replacing it with the following: “(Holdings, S&W Corp. and TCAC are, individually, an “Initial Borrower” and, collectively, the “Initial Borrowers”).
          4.2 Section 1.01 of the Credit Agreement is hereby amended by deleting the definitions of “Borrower(s)”, “Guaranty”, “Holdings/S&W Corp. Guaranty”, “Holdings/TCAC Guaranty” and “Operating Company” in their entirety and substituting the following therefor:
          “Borrower(s)” means (a) from the Effective Date to but not including the Third Amendment Date, the Initial Borrowers and (b) from and after the Third Amendment Date, the Initial Borrowers and USR.

          “Guaranty” means, as the context requires, each and all of (a) the Subsidiary Guaranty, the Holdings/TCAC Guaranty, the Holdings/S&W Corp. Guaranty and the Operating Companies Guaranty, each of even date herewith, and (b) the Holdings/S&W Corp./TCAC Guaranty dated as of the Third Amendment Date, in each case, as the same may be amended, restated or modified from time to time.
          “Holdings/S&W Corp. Guaranty” means the Guaranty by Holdings, S&W Corp., and any other entity (including without limitation, USR) becoming a party thereto as an additional guarantor from time to time in favor of the Administrative Agent on behalf of the Secured Parties, substantially in the form of Exhibit H-1.
          “Holdings/TCAC Guaranty” means the Guaranty made by Holdings, TCAC and any other entity (including without limitation, USR) becoming a party thereto as an additional guarantor from time to time in favor of the Administrative Agent on behalf of the Secured Parties, substantially in the form of Exhibit H-2.
          “Operating Company” means S&W Corp., TCAC and USR and/or any other Loan Party now or hereafter designated by the Administrative Agent as an Operating Company.”
          4.3 Section 1.01 is hereby further amended by inserting the following new definitions therein in appropriate alphabetical order:
          “Holdings/S&W Corp./TCAC Guaranty” means the Guaranty made by Holdings, S&W Corp., TCAC and any other entity becoming a party thereto as an additional guarantor from time to time in favor the Administrative Agent on behalf of the Secured Parties, substantially in the form of Exhibit H-3.
          “Third Amendment” means Amendment No. 3 and Joinder to Credit Agreement dated as of the Third Amendment Date among the Loan Parties, the Lenders and the Administrative Agent.
          “Third Amendment Date” means July 20, 2009.
          “USR” means Universal Safety Reponse, Inc. (formerly known as SWAC-USR II, Inc.), a Delaware corporation, successor by merger to Universal Safety Response, Inc., a New York corporation, successor by merger to SWAC-USR I, Inc., a Delaware corporation.
          4.4 Section 7.03(a) of the Credit Agreement is hereby amended by (a) deleting the word “and” set forth at the end of clause (ii) thereof and (b) inserting the following therein as new clause (iv) immediately after clause (iii) thereof and immediately prior to the proviso set forth in Section 7.03(a):
          “and (iv) any Loan Party or Subsidiary may merge with another Person in connection with a Permitted Acquisition so long as such Loan Party is the surviving entity in any such merger involving a Loan Party”

          4.5 Section 7.04(a) of the Credit Agreement is hereby amended by deleting such Section 7.04(a) in its entirety and substituting the following therefor:
          “(a) Permitted Investments, provided that, in the case of investments described in clauses (a) through (e) of the definition of Permitted Investments, such investments shall be subject to control agreements in favor of the Administrative Agent or otherwise subject to a perfected security interest in favor of the Administrative Agent;”
          4.6 The Schedules to the Credit Agreement are hereby amended by deleting such Schedules in their entirety and replacing them with the updated Schedules attached hereto.
          4.7 The Exhibits to the Credit Agreement are hereby amended by deleting Exhibit D (Form of Borrowing Base Certificate) to the Credit Agreement in its entirety and replacing it with Exhibit D attached hereto.
     5. Representations and Warranties. Each of the Loan Parties, by its execution hereof, jointly and severally represents and warrants as follows:
          5.1. Legal Existence; Organization. Each Loan Party is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and under the laws of each other jurisdiction in which it is qualified to do business, with all power and authority (corporate or otherwise) necessary (a)  to enter into this Amendment No. 3 and the documents executed in connection herewith and to perform all of its obligations hereunder and thereunder and (b) to own its properties and carry on the business now conducted or proposed to be conducted by it. Each of Holdings, SWAC I and the New Subsidiary has all power and authority (corporate or otherwise) necessary to enter into the USR Purchase Agreement and all documents and agreements entered into in connection therewith (collectively, the “USR Purchase Documents”), to perform all of its obligations thereunder and to consummate the USR Acquisition in accordance with the terms thereof.
          5.2. Enforceability. Each Loan Party has taken all action (corporate or otherwise) required to make the provisions of this Amendment No. 3 and the documents executed in connection herewith valid and enforceable obligations of such Loan Party, as they purport to be. Each Loan Party has duly authorized, executed and delivered this Amendment No. 3 and the documents executed in connection herewith. This Amendment No. 3 and each document executed in connection herewith is the legal, valid and binding obligations of such Loan Party and each is enforceable against such Loan Party in accordance with its terms. Each of Holdings, SWAC I and the New Subsidiary has taken all action (corporate or otherwise) required to make the provisions of the USR Purchase Documents valid and enforceable obligations of Holdings, SWAC I and the New Subsidiary, as they purport to be. Each of Holdings, SWAC I and the New Subsidiary has duly authorized, executed and delivered each USR Purchase Document to which it is a party. Each USR Purchase Document is the legal, valid and binding obligation of each of Holdings, SWAC I and the New Subsidiary, and each is enforceable against each of Holdings, SWAC I and the New Subsidiary in accordance with its terms, in each case, to the extent it is a party thereto.

          5.3. No Legal Obstacle to Agreements. Neither the execution, delivery or performance by any Loan Party of this Amendment No. 3 or any document executed in connection herewith nor the execution, delivery or performance by Holdings, SWAC I or the New Subsidiary of the USR Purchase Documents, nor the consummation of any other transaction referred to or contemplated by this Amendment No. 3, any document executed in connection herewith or the USR Purchase Documents, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:
          5.3.1 any breach or termination of any agreement, instrument, deed or lease to which such Loan Party or SWAC I is a party or by which such Loan Party or SWAC I is bound, or of the charter, by-laws or other organizational documents, as applicable, of such Loan Party or SWAC I;
          5.3.2 the violation of any law, judgment, decree or governmental order, rule or regulation applicable to such Loan Party or SWAC I;
          5.3.3 the creation under any agreement, instrument, deed or lease of any Lien (other than Liens on the Collateral which secure the Obligations) upon any of the assets of such Loan Party or SWAC I; or
          5.3.4 any redemption, retirement or other repurchase obligation of such Loan Party or SWAC I under any charter, by-law, organizational document, agreement, instrument, deed or lease to which such Loan Party or SWAC I is a party.
Except such as have been obtained and are in full force and effect, no approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by any Loan Party or SWAC I in connection with the execution, delivery and performance by such Loan Party of this Amendment No. 3 or any document executed in connection herewith or the consummation of the transactions contemplated hereby or thereby or the execution, delivery and performance by such Loan Party or SWAC I of the USR Purchase Documents or any transaction contemplated thereby.
          5.4. Defaults. No Default exists or, immediately after giving effect to this Amendment No. 3 and the consummation of the USR Acquisition, will exist.
          5.5. Incorporation of Representations and Warranties. The representations and warranties set forth in Article V of the Credit Agreement and in Section 10 of the Holdings/TCAC Guaranty, Section 10 of the Holdings/S&W Corp. Guaranty, Section 10 of the Operating Companies Guaranty and Section 10 of the Subsidiary Guaranty are each true and correct in all material respects on the date hereof as if originally made on and as of the date hereof, except (a) to the extent that such representations and warranties expressly relate to an earlier date, in which case, such representations and warranties shall be true and correct as of such earlier date, provided that all representations and warranties set forth in Article V with respect to the Schedules shall be true and correct as of the date hereof with reference to the updated Schedules delivered herewith and (b) for purposes of this Section 5.5, all references in

Article V of the Credit Agreement to the “Loan Parties” shall be deemed to include the New Subsidiary.
          5.6 Permitted Acquisition. The USR Acquisition constitutes a “Permitted Acquisition” under and as defined in the Credit Agreement.
     6. Conditions. The effectiveness of this Amendment No. 3 shall be subject to and shall occur upon the satisfaction of the following conditions:
          6.1 Corporate Matters. The Administrative Agent shall have received such documents and certificates as the Administrative Agent may reasonably request relating to the due organization, valid existence and good standing of the New Subsidiary (other than the foreign qualification certificates of the New Subsidiary to be delivered in accordance with Section 11 below), the other Borrowers and SWAC I, the authorization of this Amendment No. 3, the USR Purchase Documents and any and all other documents, instruments and agreements contemplated hereby or thereby or executed and delivered in connection herewith or therewith, and any other legal matters relating to the Loan Parties, this Amendment No. 3, the other Loan Documents or the USR Acquisition, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.
          6.2 Consummation of this Amendment No. 3. The Administrative Agent shall have received this Amendment No. 3 fully executed by the parties hereto.
          6.3 Joinders and Other Amendments. The Administrative Agent shall have received (i) a Second Amended and Restated Revolving Line of Credit Note in the form of Exhibit A-1 annexed hereto, duly executed by the Borrowers, (ii) a Joinder Agreement with respect to the Holdings/S&W Corp. Guaranty in the form of Exhibit A-2 annexed hereto, duly executed by the New Subsidiary, pursuant to which the New Subsidiary shall become a party to the Holdings/S&W Corp. Guaranty as an additional guarantor thereunder, (iii) a Joinder Agreement with respect to the Holdings/TCAC Guaranty in the form of Exhibit A-3 annexed hereto, duly executed by the New Subsidiary, pursuant to which the New Subsidiary shall become a party to the Holdings/TCAC Guaranty as an additional guarantor thereunder, (iv) a Joinder Agreement with respect to the Operating Companies Guaranty in the form of Exhibit A-4 annexed hereto, duly executed by the New Subsidiary, pursuant to which the New Subsidiary shall become a party to the Operating Companies Guaranty as an additional guarantor thereunder, (v) a Joinder Agreement with respect to the Pledge and Security Agreement in the form of Exhibit A-5 annexed hereto, duly executed by the New Subsidiary, pursuant to which the New Subsidiary shall become party to the Pledge and Security Agreement as an additional pledgor thereunder, (vi) a Joinder Agreement with respect to Hazardous Materials Indemnity Agreement in the form of Exhibit A-6 annexed hereto, duly executed by the New Subsidiary, pursuant to which the New Subsidiary shall become a party to the Hazardous Materials Indemnity Agreement as an additional Indemnitor thereunder and (vii) the Holding/S&W Corp./TCAC Guaranty in the form of Exhibit H-3 annexed hereto, duly executed by each of Holdings, S&W Corp. and TCAC, pursuant to which each such party shall guaranty the obligations of the New Subsidiary as a co-borrower under the Credit Agreement.

          6.4 Schedules. The Administrative Agent shall have received revised Schedules to the Credit Agreement which Schedules shall be attached hereto. Such Schedules shall be deemed to be incorporated into the Credit Agreement as of the date hereof and each reference in the Credit Agreement to any such Schedule shall be deemed to refer to such Schedule attached hereto on and after the date hereof.
          6.5 Security Interests in Personal and Mixed Property. The Administrative Agent shall have received evidence satisfactory to it that the Loan Parties shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments (other than the stock certificates of the New Subsidiary which are to be delivered in accordance with Section 11 below), and made or caused to be made all such filings and recordings that may be necessary or, in the opinion of the Administrative Agent, desirable in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a valid and (upon such filing and recording) perfected first priority security interest in the entire personal and mixed property Collateral of the New Subsidiary.
          6.6 Leases; Collateral Access Agreements. In the case of each leased premises where any Collateral of the New Subsidiary is located, the Administrative Agent shall have received a copy of the lease (and all amendments thereto) between the New Subsidiary and the landlord or bailee party thereto and, to the extent requested by the Administrative Agent, a Collateral Access Agreement with respect thereto duly executed by such landlord or bailee.
          6.7 Necessary Governmental Authorizations and Consents. The Loan Parties shall have obtained all permits, licenses, authorizations or consents from all Governmental Authorities and all consents of other Persons with respect to Indebtedness, Liens and agreements listed on Schedule 5.14 (and so identified thereon) annexed hereto, in each case that are necessary or advisable in connection with the USR Acquisition and the other transactions contemplated by this Amendment No. 3, and each of the foregoing shall be in full force and effect, in each case other than those the failure to obtain or maintain which, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. All applicable waiting periods in connection with the USR Acquisition shall have expired or been terminated without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the USR Acquisition. No action, request for stay, petition for review or rehearing, reconsideration or appeal with respect to any of the foregoing shall be pending, and the time for any applicable Governmental Authority to take action to set aside its consent on its own motion shall have expired.
          6.8 Consummation of the USR Acquisition.
          (a) All conditions precedent to the consummation of the USR Acquisition, including those set forth in the USR Purchase Documents, shall have been satisfied or the fulfillment of any such conditions shall have been waived with the consent of the Administrative Agent;
          (b) the USR Acquisition shall have been consummated in accordance with the terms of the USR Purchase Documents;

          (c) the Administrative Agent shall have received copies of the USR Purchase Documents and the same shall be satisfactory to the Agent and shall be in full force and effect and shall not have been amended, modified or supplemented except in accordance with the terms hereof;
          (d) the Administrative Agent shall have received evidence that all filings and registrations required to be made with the Governmental Authorities in connection with the consummation of the USR Acquisition shall have been submitted and, to the extent applicable, approved, and all waiting periods expired, and shall be effective; and
          (e) the Administrative Agent shall have received a certificate of an officer of the Borrower Representative to the effect that the conditions set forth in clauses (a)-(d) above have been satisfied
          6.9 Existing USR Debt; Liens. The Administrative Agent shall have received evidence that all principal, interest, and other amounts owing in respect of all outstanding Indebtedness of Predecessor USR or the New Subsidiary (other than Indebtedness permitted to remain outstanding in accordance with Section 7.01 of the Credit Agreement, as amended hereby) have been repaid in full. The Administrative Agent shall have received evidence that, as of the date hereof, neither the assets and properties of Predecessor USR nor the assets or properties of the New Subsidiary are subject to any Liens (other than Liens permitted to remain outstanding in accordance with Section 7.02 of the Credit Agreement, as amended hereby).
          6.10 Evidence of Insurance. The Administrative Agent shall have received a certificate from the Loan Parties’ insurance broker or other evidence satisfactory to it that all insurance required to be maintained pursuant to Section 6.09 of the Credit Agreement is in full force and effect and covers each of the Loan Parties, including without limitation, the New Subsidiary, and that the Administrative Agent on behalf of the Lenders has been named as additional insured, mortgagee and loss payee thereunder to the extent required under such Section 6.09.
          6.11 Legal Opinions. The Administrative Agent shall have received (a) a favorable opinion (addressed to the Administrative Agent and the Lenders and dated the date hereof) of Greenberg Traurig LLP, counsel to the Loan Parties, with respect to the Loan Parties (including without limitation, the New Subsidiary), this Amendment No. 3, the USR Acquisition and the documents to be delivered in connection herewith and therewith and covering such other matters as the Administrative Agent may request, which shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel, (b) a favorable written opinion (addressed to Predecessor USR) of Greenberg Traurig LLP, counsel to Holdings, SWAC I and the New Subsidiary, with respect to the USR Acquisition, which opinion shall provide that the Administrative Agent and the Lenders shall be entitled to rely thereon and shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel and (c) a favorable opinion (addressed to Holdings) of Bass, Berry & Sims PLC, counsel to Predecessor USR, with respect to the USR Acquisition, which opinion shall provide that the Administrative Agent and the Lenders shall be entitled to rely thereon and shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

          6.12 Officer Certificate Regarding Representations and Absence of Defaults. The Administrative Agent shall have received a certificate, dated the date hereof and signed by a officer of the Borrower Representative, confirming that both before and after giving effect to the USR Acquisition, each of the representations in the Loan Documents is true and correct and no Default or Event of Default exists or would result therefrom.
          6.13 Audited Financial Statements of Predecessor USR. The Administrative Agent shall have received audited financial statements of Predecessor USR for each of the two most recent fiscal years, together with interim financial statements of Predecessor USR for the current fiscal year.
          6.14 Copies of Material Contracts, etc. To the extent requested by the Administrative Agent, the Administrative Agent shall have received copies of all material contracts, licenses, permits and governmental approvals of Predecessor USR.
          6.15 Pro Forma Calcuation of Financial Covenants. The Administrative Agent shall have received a certificate prepared by the Loan Parties demonstrating compliance with the financial covenants set forth in the Credit Agreement on a pro forma basis after giving effect to the USR Acquisition, which certificate shall be satisfactory in form and substance to the Administrative Agent.
          6.16 Other Documents. The Administrative Agent shall have received duly executed copies of such other certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Amendment No. 3 or the USR Purchase Documents, each in form and substance acceptable to the Administrative Agent.
          6.17 Legal Matters. All legal matters incident to the transactions contemplated hereby or by the USR Purchase Documents shall be satisfactory to counsel for the Administrative Agent.
          6.18 Fees and Expenses. The Loan Parties shall have paid all fees and expenses of the Administrative Agent (including the reasonable fees and expenses of its legal counsel) in connection with this Amendment No. 3 and the documents executed in connection herewith and the transactions contemplated herein.
     7. Further Assurances. Each of the Loan Parties will, promptly upon the request of the Administrative Agent from time to time, execute, acknowledge, deliver, file and record all such instruments and notices, and take all such other action, as the Administrative Agent deems necessary or advisable to carry out the intent and purposes of this Amendment No. 3 (and the attached acknowledgements and consents) and the documents executed in connection therewith.
     8. No Defenses/Release. Each Loan Party warrants and represents to the Administrative Agent and Lenders that such Loan Party has no claims, counterclaims, offsets or defenses to the Loan Documents or the Obligations, or if any such Person does have any claims, counterclaims, offsets or defenses to the Loan Documents or the Obligations, the same are hereby waived, relinquished and released in consideration of the execution and delivery of this Amendment No. 3 by the Administrative Agent and the Lenders.
     9. General. Except as specifically amended hereby or by any of the amendments referred to in Section 6.3 above, all of the terms and provisions of the Credit Agreement, the Guaranty and each of the other Loan Documents and all related documents, shall remain in full force and effect and are hereby ratified and confirmed. This Amendment No. 3 may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties thereto and their respective successors and assigns, including as such successors and assigns, all holders of any Obligation. Delivery of an executed counterpart of a signature page of this Amendment No. 3 by telecopy or in PDF format by electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment No. 3. This Amendment No. 3 shall be governed by and construed in accordance with the laws of the State of New York, including, but not limited to, Section 5-1401 of the New York General Obligations Law.
     10. Waiver. The Administrative Agent and the Lenders hereby confirm that the Administrative Agent and the Lenders have not yet declared the Potential Event of Default to be an Event of Default. The Administrative Agent and the Lenders hereby waive the requirement under Section 4 of the Post-Closing Letter that the Borrowers cause the dissolution and liquidation of the German Subsidiary. The parties acknowledge and agree that the foregoing waiver is limited solely to Section 4 of the Post-Closing Letter and do not constitute a waiver of any other presently existing or future Default or Event of Default or a waiver of compliance with any other provision of the Loan Documents for any other purpose or on any other occasion.
     11 Post-Closing Matters. The Loan Parties hereby agree that (a) no later than August 15, 2009, the Loan Parties shall deliver to the Administrative Agent foreign qualification certificates as to the New Subsidiary from the Secretary of State of each of Kansas, New York, North Carolina, Pennsylvania, Tennessee and Texas demonstrating that the New Subsidiary is qualified to do business in each such state as a foreign corporation, (b) no later than July 31, 2009, the Loan Parties shall deliver to the Administrative Agent certificates (which certificates shall be accompanied by irrevocable stock powers, undated and duly endorsed in blank and otherwise reasonably satisfactory in form and substance to the Administrative Agent) representing all capital stock and other equity interests of the New Subsidiary being pledged under the Security Agreement, (c) no later than August 15, 2009, the Loan Parties shall deliver to the Administrative Agent Collateral Access Agreements duly executed by the landlord with respect to each of the following locations leased by the New Subsidiary: (i) Suite 112 of Aspen Grove Business Center I, 277 Mallory Station Road, Franklin, Tennesse and (ii) Suite 509 of Aspen Grove Business Center, 416 Mary Lindsay Polk Drive, Franklin, Tennessee, in each case, in form and substance reasonably satisfactory to the Administrative Agent and (d) no later than January 16, 2010, the Loan Parties will close any and all deposit accounts maintained by the New Subsidiary or Predecessor USR with Tennessee Commerce Bank and provide evidence of the closing of such accounts to the Administrative Agent. The Loan Parties acknowledge and agree that any failure of the Loan Parties to comply with any provision of this Section 11 shall, at the option of the Administrative Agent, constitute an Event of Default under the Credit Agreement.
[Signature pages follow]

     Each of the undersigned has caused this Amendment No. 3 to be executed and delivered by its duly authorized officer as of the date first above written.

Loan Parties: SMITH & WESSON HOLDING CORPORATION
By:	/s/ William F. Spengler
William F. Spengler
Executive Vice President, Chief Financial Officer and Treasurer

SMITH & WESSON CORP.
By:	/s/ William F. Spengler
William F. Spengler
Vice President, Chief Financial Officer and Treasurer

THOMPSON/CENTER ARMS COMPANY, INC.
By:	/s/ William F. Spengler
William F. Spengler
Vice President, Chief Financial Officer and Treasurer

THOMPSON CENTER HOLDING CORPORATION
By:	/s/ William F. Spengler
William F. Spengler
Vice President, Chief Financial Officer and Treasurer

[Signatures appear on following pages]

FOX RIDGE OUTFITTERS, INC.
By:	/s/ William F. Spengler
William F. Spengler
Vice President, Chief Financial Officer and Treasurer

BEAR LAKE HOLDINGS, INC.
By:	/s/ William F. Spengler
William F. Spengler
Vice President, Chief Financial Officer and Treasurer

K.W. THOMPSON TOOL COMPANY, INC.
By:	/s/ William F. Spengler
William F. Spengler
Vice President, Chief Financial Officer and Treasurer

O.L. DEVELOPMENT, INC.
By:	/s/ William F. Spengler
William F. Spengler
Vice President, Chief Financial Officer and Treasurer

UNIVERSAL SAFETY RESPONSE, INC.
By:	/s/ Matthew A. Gelfand
Matthew A. Gelfand
President

[Signatures appear on following page]

Administrative Agent: TD BANK, N.A., as Administrative Agent
By:	/s/ Maria P. Goncalves
Maria P. Goncalves, Senior Vice President

Lender: TD BANK, N.A., as sole Lender
By:	/s/ Maria P. Goncalves
Maria P. Goncalves, Senior Vice President

Schedule 1.01
CONSOLIDATED EBITDA
Impairment of goodwill and intangible assets associated with the acquisition of Thompson Center Holding Corporation: $98,243,188
Costs associated with the recall of Walther PPK/S products (net of profit sharing); $1,930,374

Schedule 2.01
Applicable Percentage
Term Loan

Lender	Commitment	Applicable Percentage
TD Bank, N.A.	$5,095,995.92	100%
Total	$5,095,995.92	100%
Real Estate Loan

Lender	Commitment	Applicable Percentage
TD Bank, N.A.	$502,205.78	100%
Total	$502,205.78	100%
Revolving Loan

Lender	Commitment	Applicable Percentage
TD Bank, N.A.	$40,000,000	100%
Total	$40,000,000	100%
Schedule - 2.01

Schedule 5.06(a)
REAL PROPERTY
Owned Real Property

Owner	Location
Smith & Wesson Corp.	2100 Roosevelt Avenue Springfield, MA 01104

Smith & Wesson Corp.	19 Aviation Drive Houlton, Southern Aroostook County, Maine

Smith & Wesson Corp.	299 Page Boulevard Springfield, Hampden County, Massachusetts

O.L. Development, Inc.	400 North Main Street Rochester, Strafford County, New Hampshire
Leased Real Property

Tenant	Location of Property
Smith & Wesson Holding Corporation	7377 E. Doubletree Ranch Rd., Ste. 200 Scottsdale, AZ 85258

Universal Safety Response, Inc.	Suite 112 of Aspen Grove Business Center I 277 Mallory Station Road Franklin, TN

Universal Safety Response, Inc.	Suite 509 of Aspen Grove Business Center 416 Mary Lindsay Polk Drive Franklin, TN

Sublessor	Location of Property
Smith & Wesson Holding Corporation	7377 E. Doubletree Ranch Rd., Ste. 200 Scottsdale, AZ 85258
Schedule - 5.06(a)

Schedule 5.07
DISCLOSED MATTERS
None.
Schedule - 5.07

Schedule 5.14
MATERIAL AGREEMENTS
1.	Trademark Agency Agreement, dated March 11, 2000, by and between UMAREX Sportwaffen, GmbH, and S&W Corp.

2.	Agreement, dated December 18, 2000, by and among S&W Corp., Advanced Research & Technology, and Western Massachusetts Electric Company.

3.	Letter Agreement, dated May 2, 2000, by and among the Department of the Treasury, the Department of Housing and Urban Development, and S&W Corp.

4.	Master Supply Agreement, dated August 1, 2001, by and between Remington Arms Company, Inc. and S&W Corp.

5.	Agreement, dated June 7, 2002, by and between S&W Corp. and Carl Walther GmbH, as amended by the Amendment, dated January 12, 2006, as further amended by the Amendment, dated January 13, 2007.

6.	License and OEM Purchase Agreement, dated November 15, 2001, by and between S&W Corp. and Carl Walther GmbH, as amended by Addendum, dated January 15, 2002, as further amended by Amendment No. 1, dated December 22, 2004, and as further amended by the Amendment, dated January 12, 2006, as further amended by the Amendment, dated January 13, 2007.

7.	Framework Contract, dated February 13, 2004, by and between S&W Corp. and Carl Walther GmbH, as amended by the Amendment, dated January 12, 2006, as further amended by the Amendment, dated January 13, 2007.

8.	2001 Stock Option Plan.

9.	2004 Incentive Stock Plan.

10.	2004 Incentive Compensation Plan Restricted Stock Unit Award Agreement.

11.	Employment Agreement, dated November 12, 2007, by and between Holdings and Michael F. Golden.

12.	USR 401(k) Plan

13.	Agreement and Plan of Merger, dated June 18, 2009, by and among Holdings, SWAC-USR I, Inc., USR (f/k/a SWAC-USR II, Inc.), Universal Safety Response, Inc., a New York corporation and William C. Cohen, Jr., as stockholders’ representative.
Schedule - 5.14

Schedule 5.16
INSURANCE
[Schedule Provided To Lender]
Schedule - 5.16

Schedule 5.17
EQUITY INTERESTS AND SUBSIDIARIES
Smith & Wesson Holding Corporation, a Nevada corporation
(parent corporation to Smith & Wesson Corp.)
Authorized Capital Stock: 1,000,000 shares Common Stock, par value $0.01

Record Owner	Certificate No.	No. shares
Public Company	N/A	N/A
Smith & Wesson Corp., a Delaware corporation
(a wholly-owned subsidiary of Smith & Wesson Holding Corporation)
Authorized Capital Stock: 1,000 shares Common Stock, par value $0.01

Record Owner	Certificate No.	No. Shares
Smith & Wesson Holding Corporation	5	800
Thompson Center Holding Corporation, a Delaware corporation
(a wholly-owned subsidiary of Smith & Wesson Holding Corporation)
Authorized Capital Stock: 100 shares of common stock, par value $0.001

Record Owner	Certificate No.	No. Shares
Smith & Wesson Holding Corporation	2	100
Universal Safety Response, Inc., a Delaware corporation
(a wholly-owned subsidiary of Smith & Wesson Holding Corporation)
Authorized Capital Stock: 1,000 shares of common stock, par value $0.001

Record Owner	Certificate No.	No. Shares
Smith & Wesson Holding Corporation	2	100
Fox Ridge Outfitters, Inc., a New Hampshire corporation
(a wholly-owned subsidiary of Thompson Center Holding Corporation)
Authorized Capital Stock: 300 shares of common stock, no par value
Schedule - 5.17

Record Owner	Certificate No.	No. Shares
Thompson Center Holding Corporation	2	25
Bear Lake Holdings, Inc., a Delaware corporation
(a wholly-owned subsidiary of Thompson Center Holding Corporation)
Authorized Capital Stock: 300 shares of common stock, no par value

Record Owner	Certificate No.	No. Shares
Thompson Center Holding Corporation	10	105.7963
K.W. Thompson Tool Company, Inc., a New Hampshire corporation
(a wholly-owned subsidiary of Bear Lake Holdings)
Authorized Capital Stock: 300 shares of common stock, no par value

Record Owner	Certificate No.	No. Shares
Bear Lake Holdings	3	25
O.L. Development, Inc., a New Hampshire corporation
(a wholly-owned subsidiary of Bear Lake Holdings)
Authorized Capital Stock: 300 shares of common stock, no par value

Record Owner	Certificate No.	No. Shares
Bear Lake Holdings	1	25
Thompson/Center Arms Company, Inc., a New Hampshire corporation
(a wholly-owned subsidiary of Bear Lake Holdings)
Authorized Capital Stock: 300 shares of common stock, no par value

Record Owner	Certificate No.	No. Shares
Bear Lake Holdings	3	25
Schedule - 5.17

Schedule 5.20
AFFILIATED TRANSACTIONS AND INDEBTEDNESS
Smith & Wesson Holding Corporation sublets a portion of the office space at 7377 E. Doubletree Ranch Rd., Ste. 200, Scottsdale, AZ 85258 to a company affiliated with one member of Smith & Wesson Holding Corporation’s board of directors.
Schedule - 5.20

Schedule 6.12
DEPOSITORY BANKS
[Schedule Provided To Lender]
Schedule - 6.12

Schedule 7.01(b)
INDEBTEDNESS
1.	Indebtedness incurred in connection with the Indenture, dated as of December 15, 2006, made by Holdings, as issuer, in favor of The Bank of New York Trust Company, N.A, as trustee.

2.	Indebtedness incurred in connection with the Commercial Premium Finance Agreement, dated as of May 15, 2009, by and between S&W Corp. and AFCO Credit Corporation.
Schedule - 7.01(b)

Schedule 7.01(c)
UNSECURED AND SUBORDINATED INDEBTEDNESS
Indebtedness incurred in connection with the Indenture, dated as of December 15, 2006, made by Holdings, as issuer, in favor of The Bank of New York Trust Company, N.A, as trustee.
Schedule - 7.01(b)

Schedule 7.02(c)
EXISTING LIENS
Liens securing Indebtedness incurred in connection with the Commercial Premium Finance Agreement, dated as of May 15, 2009, by and between S&W Corp. and AFCO Credit Corporation.
Schedule - 7.02(c)

Schedule 7.04(b)
EXISTING INVESTMENTS
None.
Schedule - 7.04(b)

Schedule 7.04(m)
POTENTIAL INVESTMENTS
None.
Schedule - 7.04(m)

Schedule 7.06
SALE AND LEASEBACK
     None.
Schedule - 7.06

Schedule 7.10
RESTRICTIVE AGREEMENTS
Section 10.12 of the Indenture, dated as of December 15, 2006, made by Holdings, as issuer, in favor of The Bank of New York Trust Company, N.A, as trustee, restricts Holdings’ ability to incur, create, issue, assume, guarantee otherwise become liable for Indebtedness (as defined therein) in excess of a designated amount. Section 10.12 of the Indenture also contains a restriction on Holdings’ ability to encumber its property; provided, however, that such restriction does not apply to encumbrances related to certain Indebtedness permitted therein.
Schedule - 7.10

EXHIBIT A-1
FORM OF SECOND AMENDED AND RESTATED
REVOLVING LINE OF CREDIT NOTE

$40,000,000.00	July ___, 2009
     FOR VALUE RECEIVED, the undersigned, SMITH & WESSON HOLDING CORPORATION, a Nevada corporation (“Holdings”), SMITH & WESSON CORP., a Delaware corporation (“S&W Corp.”), THOMPSON/CENTER ARMS COMPANY, INC., a New Hampshire corporation (“TCAC”), and UNIVERSAL SAFETY RESPONSE, INC., a Delaware corporation (“USR”), as borrowers (Holdings, S&W Corp., TCAC and USR are, jointly and severally, the “Borrowers”), promise to pay to the order of TD BANK, N.A. (f/k/a TD Banknorth, N.A.), a national banking association (the “Lender”), at the place and times provided in the Credit Agreement referred to below the principal sum of
FORTY MILLION DOLLARS AND 00 CENTS ($40,000,000.00)
or, if less, the principal amount of, and interest accrued on, all Revolving Loans made by the Lender from time to time pursuant to that certain Credit Agreement dated November 30, 2007 (as amended, restated or modified from time to time, the “Credit Agreement”) by and among the Borrowers, TD Bank, N.A., in its capacity as administrative agent (in said capacity, together with its successors and assigns, the “Administrative Agent”), for itself and the other Secured Parties (as defined therein), and the lenders party thereto from time to time (including, without limitation, the Lender). This Second Amended and Restated Revolving Line of Credit Note is being executed and delivered by the Borrowers pursuant to Section 2.16(i) of the Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Credit Agreement.
     The unpaid principal amount of this Second Amended and Restated Revolving Line of Credit Note from time to time outstanding is subject to mandatory prepayment from time to time as provided in the Credit Agreement and shall bear interest as provided in the Credit Agreement. All payments of principal and interest on this Second Amended and Restated Revolving Line of Credit Note shall be payable in lawful currency of the United States of America in immediately available funds to the Administrative Agent.
     This Second Amended and Restated Revolving Line of Credit Note is entitled to the benefits of, and evidences obligations incurred under, the Credit Agreement, to which reference is made for a description of the Collateral for this Second Amended and Restated Revolving Line of Credit Note and for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the obligations evidenced hereby and on which such obligations may be declared to be immediately due and payable.
     THIS SECOND AMENDED AND RESTATED REVOLVING LINE OF CREDIT NOTE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, BUT NOT LIMITED TO, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
     Each and every party liable hereunder or for the indebtedness evidenced hereby whether as maker, endorser, guarantor, surety or otherwise hereby: (a) except as may be expressly provided in the

Credit Agreement or the other Loan Documents, waives notice (including, without limitation, notice of intention to accelerate maturity, notice of acceleration of maturity, and notice of non-payment), presentment, demand, protest, suretyship defenses and defenses in the nature thereof such as bringing of suit, and diligence in taking any action to collect amounts owing hereunder or in any proceeding against any of the rights and properties securing payment hereof; (b) waives any defenses based upon and specifically assents to any and all extensions and postponements of the time for payment, changes in terms and conditions and all other indulgences and forbearances which may be granted by the holder to any party now or hereafter liable hereunder or for the indebtedness evidenced hereby; (c) agrees to any substitution, exchange, release, surrender or other delivery of any Collateral now or hereafter held hereunder or in connection with the Credit Agreement or any of the other Loan Documents, and to the addition or release of any other party or person primarily or secondarily liable; (d) agrees that if any Collateral given to secure this Second Amended and Restated Revolving Line of Credit Note or the indebtedness evidenced hereby or to secure any of the obligations set forth or referred to in the Credit Agreement or any of the other Loan Documents shall be found to be unenforceable in full or to any extent, or if the Administrative Agent, the Lender, any other Secured Party or any other party shall fail to duly perfect or protect such Collateral, the same shall not relieve or release any party liable hereon or thereon nor vitiate any other security or collateral given for any obligations evidenced hereby or thereby; (e) agrees to pay all reasonable costs and expenses incurred by the Administrative Agent, the Lender or any other Secured Party in connection with the indebtedness evidenced hereby, including, without limitation, all reasonable attorneys’ fees and costs, for the making and collection of the indebtedness evidenced hereby and the enforcement of rights and remedies hereunder and under the Credit Agreement and the other Loan Documents, whether or not suit is instituted; and (f) consents to all of the terms and conditions contained in this Second Amended and Restated Revolving Line of Credit Note, the Credit Agreement and the other Loan Documents.
     The liability of the Borrowers under this Second Amended and Restated Revolving Line of Credit Note shall be joint and several.
     The provisions contained herein shall, effective the date hereof, amend, restate and supersede in their entirety, the terms of (i) that certain Amended and Restated Revolving Line of Credit Note dated June 19, 2008, in the original principal amount of $40,000,000 made by Holdings, S&W Corp. and TCAC to the order of the Lender (the “Original Note”). All amounts outstanding under the Original Note and under the Citizens Note (which has been assigned to the Lender) shall be deemed to be outstanding hereunder for all purposes. This Second Amended and Restated Revolving Credit Note replaces the Original Note to the Borrowers, and the return of the Original Note to the Borrowwers (which shall each be marked “Cancelled by Substitution”) does not constitute a discharge, release or satisfaction of the indebtedness evidenced by the Original Note. This Second Amended and Restated Revolving Line of Credit Note shall be deemed the Revolving Line of Credit Note under the Credit Agreement.
* The Next Page is the Signature Page *

     IN WITNESS WHEREOF, the Borrowers have executed this Second Amended and Restated Revolving Line of Credit Note as of the day and year first above written.

Witnesses:	Borrowers: SMITH & WESSON HOLDING CORPORATION
By:
Its

SMITH & WESSON CORP.
By:
Its

THOMPSON/CENTER ARMS COMPANY, INC.
By:
Its

UNIVERSAL SAFETY RESPONSE, INC.
By:
Its

[Signature Page for Second Amended and Restated Revolving Line of Credit Note – TD Bank, N.A.]

EXHIBIT A-2
FORM OF JOINDER AGREEMENT
JOINDER, dated as of July ___, 2009, made by Universal Safety Response, Inc., a Delaware corporation (the “New Guarantor”), in favor of TD Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties. Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement referred to below.
WITNESSETH:
WHEREAS, Smith &Wesson Holdings Corporation, a Nevada corporation (“Holdings”), Smith & Wesson Corp., a Delaware corporation (“S&W Corp.”), Thompson/Center Arms Company, Inc., a New Hampshire corporation (“TCAC”) have entered into a Credit Agreement, dated as of November 30, 2007, with the lenders party from time to time party thereto (the “Lenders”), and the Administrative Agent, as amended by that certain Amendment No. 1 to Credit Agreement and Assignment and Acceptance of Collateral Documents dated as of October 31, 2008, among Holdings, S&W Corp., TCAC, the Lenders and the Administrative Agent, as amended by that certain Amendment No. 2 to Credit Agreement dated asof March 12, 2009, and as further amended this date by that certain Amendment No. 3 to Credit Agreement among Holdings, S&W Corp., TCAC, the New Guarantor (Holdings, S&W Corp.,TCAC and the New Guarantor are, each individually, “Borrower”, and collectively, “Borrowers”), the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed, subject to the terms and conditions set forth herein, to make certain loans to the Borrowers;
WHEREAS, in connection with the Credit Agreement, Holdings and S&W Corp. have entered into the Holdings/S&W Corp. Guaranty, dated as of November 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), in favor of the Administrative Agent for the benefit of the Secured Parties;
WHEREAS, the Credit Agreement requires the New Guarantor to become a party to the Guaranty; and
WHEREAS, the New Guarantor has agreed to execute and deliver this Joinder in order to become a party to the Guaranty.
NOW, THEREFORE, the Administrative Agent and the New Guarantor hereby agree as follows:
(a) Guarantee. In accordance with the Credit Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor.
(b) Representations and Warranties. The New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all respects on and as of the date hereof (except for those representations and warranties that relate to a specific earlier date). Each reference to a Guarantor in the Guaranty shall be deemed to include the New Guarantor.
(c) Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(d) Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.
(e) No Waiver. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.
(f) Notices. All notices, requests and demands to or upon the New Guarantor, the Administrative Agent or any Lender shall be governed by the terms of Section 10.02 of the Credit Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

NEW GUARANTOR: UNIVERSAL SAFETY RESPONSE, INC.
By:
Name:
Title:

Address for Notices:
ADMINISTRATIVE AGENT AND SOLE LENDER: TD BANK, N.A.
By:
	Name:	Maria P. Goncalves
	Title:	Senior Vice President

EXHIBIT A-3
FORM OF JOINDER AGREEMENT
JOINDER, dated as of July ___, 2009, made by Universal Safety Response, Inc., a Delaware corporation (the “New Guarantor”), in favor of TD Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties. Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement referred to below.
WITNESSETH:
WHEREAS, Smith &Wesson Holdings Corporation, a Nevada corporation (“Holdings”), Smith & Wesson Corp., a Delaware corporation (“S&W Corp.”), Thompson/Center Arms Company, Inc., a New Hampshire corporation (“TCAC”) have entered into a Credit Agreement, dated as of November 30, 2007, with the lenders party from time to time party thereto (the “Lenders”), and the Administrative Agent, as amended by that certain Amendment No. 1 to Credit Agreement and Assignment and Acceptance of Collateral Documents dated as of October 31, 2008, among Holdings, S&W Corp., TCAC, the Lenders and the Administrative Agent, as amended by that certain Amendment No. 2 to Credit Agreement dated asof March 12, 2009, and as further amended this date by that certain Amendment No. 3 to Credit Agreement among Holdings, S&W Corp., TCAC, the New Guarantor (Holdings, S&W Corp., TCAC and the New Guarantor are, each individually, “Borrower”, and collectively, “Borrowers”), the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed, subject to the terms and conditions set forth herein, to make certain loans to the Borrowers;
WHEREAS, in connection with the Credit Agreement, Holdings and TCAC have entered into the Holdings/Thompson/Center Arms Guaranty, dated as of November 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), in favor of the Administrative Agent for the benefit of the Secured Parties;
WHEREAS, the Credit Agreement requires the New Guarantor to become a party to the Guaranty; and
WHEREAS, the New Guarantor has agreed to execute and deliver this Joinder in order to become a party to the Guaranty.
NOW, THEREFORE, the Administrative Agent and the New Guarantor hereby agree as follows:
(a) Guarantee. In accordance with the Credit Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor.
(b) Representations and Warranties. The New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all respects on and as of the date hereof (except for those representations and warranties that relate to a specific earlier date). Each reference to a Guarantor in the Guaranty shall be deemed to include the New Guarantor.
(c) Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(d) Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.
(e) No Waiver. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.
(f) Notices. All notices, requests and demands to or upon the New Guarantor, the Administrative Agent or any Lender shall be governed by the terms of Section 10.02 of the Credit Agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

NEW GUARANTOR: UNIVERSAL SAFETY RESPONSE, INC.
By:
Name:
Title:

Address for Notices:
ADMINISTRATIVE AGENT AND LENDER: TD BANK, N.A.
By:
	Name:	Maria P. Goncalves
	Title:	Senior Vice President

EXHIBIT A-4
FORM OF JOINDER AGREEMENT
JOINDER, dated as of July ___ 2009, made by Universal Safety Response, Inc., a Delaware corporation (the “New Guarantor”), in favor of TD Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties. Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement referred to below.
WITNESSETH:
WHEREAS, Smith &Wesson Holdings Corporation, a Nevada corporation (“Holdings”), Smith & Wesson Corp., a Delaware corporation (“S&W Corp.”), Thompson/Center Arms Company, Inc., a New Hampshire corporation (“TCAC”) have entered into a Credit Agreement, dated as of November 30, 2007, with the lenders party from time to time party thereto (the “Lenders”), and the Administrative Agent, as amended by that certain Amendment No. 1 to Credit Agreement and Assignment and Acceptance of Collateral Documents dated as of October 31, 2008, among Holdings, S&W Corp., TCAC, the Lenders and the Administrative Agent, as amended by that certain Amendment No. 2 to Credit Agreement dated as of March 12, 2009, and as further amended this date by that certain Amendment No. 3 to Credit Agreement among Holdings, S&W Corp., TCAC, the New Guarantor (Holdings, S&W Corp., TCAC and the New Guarantor are, each individually, “Borrower”, and collectively, “Borrowers”), the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed, subject to the terms and conditions set forth herein, to make certain loans to the Borrowers;
WHEREAS, in connection with the Credit Agreement, S&W Corp. and TCAC have entered into the Operating Companies Guaranty, dated as of November 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), in favor of the Administrative Agent for the benefit of the Secured Parties;
WHEREAS, the Credit Agreement requires the New Guarantor to become a party to the Guaranty; and
WHEREAS, the New Guarantor has agreed to execute and deliver this Joinder in order to become a party to the Guaranty.
NOW, THEREFORE, the Administrative Agent and the New Guarantor hereby agree as follows:
(a) Guarantee. In accordance with the Credit Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor.
(b) Representations and Warranties. The New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all respects on and as of the date hereof (except for those representations and warranties that relate to a specific earlier date). Each reference to a Guarantor in the Guaranty shall be deemed to include the New Guarantor.

(c) Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(d) Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.
(e) No Waiver. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.
(f) Notices. All notices, requests and demands to or upon the New Guarantor, the Administrative Agent or any Lender shall be governed by the terms of Section 10.02 of the Credit Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

NEW GUARANTOR: UNIVERSAL SAFETY RESPONSE, INC.
By:
Name:
Title:

Address for Notices:
ADMINISTRATIVE AGENT: TD BANK, N.A.
By:
	Name:	Maria P. Goncalves
	Title:	Senior Vice President

EXHIBIT A-5
FORM OF JOINDER AGREEMENT
Universal Safety Response, Inc.
277 Mallory Station Road
Suite 112
Franklin, TN 37067
July ___, 2009
Maria P. Goncalves, SVP
TD Bank, N.A.
1441 Main Street
Springfield, MA 01103
Ladies and Gentlemen:
Reference is made to the Pledge and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of November 30, 2007, made by and among Smith &Wesson Holdings Corporation, a Nevada corporation, Smith & Wesson Corp., a Delaware corporation, Thompson/Center Arms Company, Inc., a New Hampshire corporation, the Guarantors party thereto, and TD Bank, N.A., as administrative agent (in such capacity and together with any successors in such capacity, the “Administrative Agent”).
This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned, Universal Safety Response, Inc., a Delaware corporation (the “New Pledgor”), pursuant to Section 3.5 of the Security Agreement. The New Pledgor hereby agrees to be bound as a Borrower, Guarantor and as a Pledgor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the execution date of the Security Agreement. Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Administrative Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Guarantor and Pledgor thereunder. The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement. The New Pledgor is becoming, this date, a Borrower under the Credit Agreement.

Annexed hereto are supplements to the schedules to the Security Agreement and the Credit Agreement, as applicable, with respect to the New Pledgor. Such supplements shall be deemed to be part of the Security Agreement or the Credit Agreement, as applicable.
This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.
THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
<Signature Pages Follows>

IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

UNIVERSAL SAFETY RESPONSE, INC.
By:
Name:
Title:

AGREED TO AND ACCEPTED: TD BANK, N.A. as Administrative Agent
By:
	Name:	Maria P. Goncalves
	Title:	Senior Vice President

[Schedules to be attached]

EXHIBIT A-6
FORM OF JOINDER TO HAZARDOUS MATERIALS INDEMNITY AGREEMENT
          IN WITNESS WHEREOF, the undersigned (the “Additional Indemnitor”) hereby agrees that effective from and after the date set forth below, it shall be deemed to be bound by all of the terms and provisions set forth in that certain Hazardous Materials Indemnity Agreement, dated as of November 30, 2007 (as amended from time to time, the “Agreement”), from Smith & Wesson Holding Corporation, a Nevada corporation (“Holdings”), Smith & Wesson Corp., a Delaware corporation (“S&W Corp.”), Thompson/Center Arms Company, Inc., a New Hampshire corporation (“TCAC”), and the Guarantors named therein (collectively, the “Indemnitors”) in favor of TD Bank, N.A., in its capacity as administrative agent (together with any successor collateral agent hereunder, “Administrative Agent”), for itself and the other Secured Parties (as defined in the Credit Agreement, as defined below), with the same force and effect as if the undersigned were an “Indemnitor” under the Agreement, and, without limiting the generality of the foregoing, the undersigned (a) hereby represents and warrants to the Lender that each of the representations and warranties made by the Indemnitors with respect to the Indemnitors and the Premises are true and correct with respect to the undersigned and with respect to all properties now or hereafter owned, leased, occupied or operated by the undersigned (the “Additional Premises”), (b) the undersigned hereby covenants and agrees with the Administrative Agent and the other Secured Parties that the undersigned shall perform and comply with all covenants and agreements made by the Indemnitors under the Agreement, and (c) the undersigned hereby agrees to protect, defend, indemnify and hold harmless the Indemnitees from and against all Costs which at any time may be asserted against or imposed upon the Additional Premises or the undersigned or the Indemnitees, arising out of or in connection with (i) Requirements of Environmental Law; (ii) Environmental Claims; (iii) the failure of the undersigned to obtain, maintain, or comply with any Environmental Permit; and/or (iv) the presence, existence or threat of release of Hazardous Materials at, on, about, under, within or in connection with any of the Additional Premises. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement. This signature page shall be deemed a counterpart signature page to the Agreement and the undersigned hereby authorizes the Administrative Agent to attach this signature page thereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail (including, without limitation, PDF) shall be effective as delivery of a manually executed counterpart of this Agreement.
     Executed under seal this                      day of July, 2009.
[Signature Page Follows}

ADDITIONAL INDEMNITOR: UNIVERSAL SAFETY RESPONSE, INC
By:
Name:
Title:

EXHIBIT D
TD Bank, N.A., as Administrative Agent
Borrowing Base Certificate

	Smith & Wesson Corp.		Thompson/Center Arms		Universal Safety		Total
Accounts Receivable Balance	$		$		$			$0.00

	Less Ineligible:		Less Ineligible:		Less Ineligible:		Less Ineligible:
Over 90 days from invoice	$		$		$			$0.00

Over 30 days from invoice *								$0.00

30% Margin Rule								$0.00

Credit Add Backs								$0.00

Contra								$0.00

Foreign/Government**								$0.00

Employees								$0.00

Intercompany								$0.00

15% Concentration Rule								$0.00

Other Ineligible A/R as defined in Credit Agreement dated 11/30/07								$0.00
Total Ineligible A/R	$		$		$			$0.00

Total Eligible Accounts Receivable		0.00		0.00		0.00		0.00
Advance Rate	X	80%	X	80%	X	80%	X	80%

Net Eligible Accounts Receivable		$0.00		$0.00		$0.00		$0.00

*	If such invoice is subject to dating terms

**	Except Canada and A/R backed by Letters of Credit

	Smith & Wesson Corp.		Thompson/Center Arms		Universal Safety		Total
Total Inventory per the Attached	$		$		$			$0.00

	Less Ineligible:		Less Ineligible:		Less Ineligible:		Less Ineligible:
WIP	$		$		$			$0.00

Obsolete								$0.00

Scrap/Waste								$0.00

Defective								$0.00

Inventory Held on Consignment								$0.00

In the possession of a bailee, warehouseman, or processor *								$0.00

Other ineligible inventory as defined in Credit Agreement								$0.00

Total Ineligible Inventory		$0.00		$0.00		$0.00		$0.00

Total Eligible Inventory								$0.00

Advance Rate	X	60%	X	60%	X	60%	X	60%
Net Eligible Inventory								$0.00

Total Inventory not to exceed				12,000,000.00			$

*	Without prior written consent

Total Borrowing Base per Advance Formula:	$

Less Accounts Payable to Processor	$
Less US$ Equivalent Letters of Credit	$
Total Eligible Collateral	$
Revolving Credit Line Amount:	$
Less Sub Debt Lenders Reserve on Credit Line Limit:	$
Loan Balance as of	$
Amount Available for Future Borrowing:	$

Pursuant to, and in accordance with, the terms and provisions of that certain Credit Agreement, dated November 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”, the terms defined therein being used herein as therein defined), by and among Smith & Wesson Holding Corporation (“Holdings”), Smith & Wesson Corp., a Delaware corporation (“S&W Corp.”), Thompson/Center Arms Company, Inc., a New Hampshire corporation (“TCAC”), Universal Safety Response, Inc. (“USR”) (Holdings, S&W Corp., TCAC and USR are, individually, “Borrower”, and collectively, “Borrowers”), the lenders party from time to time party thereto (the “Lenders”), and TD Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), the Borrower Representative is executing and delivering to the Administrative Agent this Borrowing Base Certificate accompanied by supporting data (collectively referred to as the “Report”). The Borrower Representative represents and warrants to the Administrative Agent that this Report is true and correct, and is based on information contained in the Borrower Representative’s own financial accounting records. The Borrower Representative, by the execution of this Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Credit Agreement, and further certifies on this ___day of ___, 20___ that the Loan Parties are in compliance with the Credit Agreement.
Smith & Wesson Holding Corporation
Authorized by:                                                                         Date:

EXHIBIT H-3
FORM OF HOLDINGS/THOMPSON/CENTER ARMS/SMITH & WESSON
GUARANTY
     THIS GUARANTY (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of July ___, 2009, is made by and among Smith & Wesson Holding Corporation, a Nevada corporation (“Holdings”), Thompson/Center Arms Company, Inc., a New Hampshire corporation (“TCAC”), Smith & Wesson Corp., a Delaware corporation (“S&W Corp.”), and those additional entities that hereafter become guarantors hereunder by executing a joinder agreement substantially in the form of Exhibit A hereto (each a “Guarantor” and collectively the “Guarantors”), and TD Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).
     Holdings, S & W Corp., and TCAC have entered into a Credit Agreement, dated as of November 30, 2007, with the lenders party from time to time party thereto (the “Lenders”), and the Administrative Agent, as amended by that certain Amendment No. 1 to Credit Agreement and Assignment and Acceptance of Collateral Documents dated as of October 31, 2008, among Holdings, S&W Corp., TCAC, the Lenders and the Administrative Agent, as amended by that certain Amendment No. 2 to Credit Agreement dated asof March 12, 2009, and as further amended this date by that certain Amendment No. 3 to Credit Agreement among Holdings, S&W Corp., TCAC, Universal Safety Response, Inc. (“USR”) (Holdings, S&W Corp.,TCAC and USR are, each individually, “Borrower”, and collectively, “Borrowers”), the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement.
     The Lenders have agreed to make Loans and grant financial accommodations to one or more of the Borrowers, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each Guarantor acknowledges that it has derived and will derive substantial benefit from the making of the Loans by the Lenders to the Borrowers. As consideration therefor and in order to induce the Lenders to make Loans, each Guarantor is willing to execute this Agreement.
     Accordingly, the parties hereto agree as follows:

     SECTION 1. Guarantee. Each Guarantor unconditionally guarantees, jointly with any other Guarantor of the several Obligations of USR under the Credit Agreement and other Loan Documents (“USR’s Obligations”) and severally, as a primary obligor and not merely as a surety, the due and punctual payment of USR’s Obligations. Each Guarantor waives notice of, and hereby consents to any agreements or arrangements whatsoever by the Secured Parties with any other Person pertaining to USR’s Obligations, including agreements and arrangements for payment, extension, renewal, subordination, composition, arrangement, discharge or release of the whole or any part of USR’s Obligations, or for the discharge or surrender of any or all security, or for the compromise, whether by way of acceptance of part payment or otherwise, and, the same shall in no way impair each Guarantor’s liability hereunder.
     SECTION 2. USR’s Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to USR or any other Person of any of USR’s Obligations, and also waives notice of acceptance of its guarantee, notice of protest for nonpayment and all other formalities. To the fullest extent permitted by applicable law, the Guarantee of each Guarantor hereunder shall not be affected by (a) the failure of any Loan Party to assert any claim or demand or to enforce or exercise any right or remedy against USR or any Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise; (b) any extension, renewal or increase of or in any of USR’s Obligations; (c) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this Agreement, the Credit Agreement, any other Loan Document, any guarantee or any other agreement or instrument, including with respect to any Guarantor under the Loan Documents; (d) the release of (or the failure to perfect a security interest in) any of the security held by or on behalf of the Administrative Agent or any other Secured Party; or (e) the failure or delay of any Secured Party to exercise any right or remedy against USR or any Guarantor of USR’s Obligations.
     SECTION 3. Security. Each Guarantor authorizes the Administrative Agent to (a) take and hold security for the payment of this Guaranty and USR’s Obligations and exchange, enforce, waive and release any such security pursuant to the terms of any other Loan Documents; (b) apply such security and direct the order or manner of sale thereof as it in its sole discretion may determine subject to the terms of any other Loan Documents; and (c) release or substitute any one or more endorsees, other Guarantors or other obligors pursuant to the terms of any other Loan Documents. In no event shall this Section 3 require any Guarantor to grant security, except as required by the terms of the Loan Documents.
     SECTION 4. Guarantee of Payment. Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any of the security held for payment of USR’s Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of USR or any other Person.

     SECTION 5. No Discharge or Diminishment of Guaranty. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of USR’s Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of USR’s Obligations, and shall not be subject to any defense (other than a defense of payment) or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of USR’s Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document, any guarantee or any other agreement or instrument, by any amendment, waiver or modification of any provision of the Credit Agreement or any other Loan Document or other agreement or instrument, by any default, failure or delay, willful or otherwise, in the performance of USR’s Obligations, or by any other act, omission or delay to do any other act that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all USR’s Obligations) or which would impair or eliminate any right of any Guarantor to subrogation.
     SECTION 6. Defenses Waived. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of the unenforceability of USR’s Obligations or any part thereof from any cause or the cessation from any cause of the liability (other than the final and indefeasible payment in full in cash of USR’s Obligations) of USR or any other Person. Subject to the terms of the other Loan Documents, the Administrative Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of USR’s Obligations, make any other accommodation with USR or any other Guarantor or exercise any other right or remedy available to them against USR or any other Guarantor, without affecting or impairing in any way the liability of each Guarantor hereunder except to the extent USR’s Obligations have been fully, finally and indefeasibly paid in cash. Each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of each Guarantor against USR or any other Guarantor or any security.
     SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against each Guarantor by virtue hereof, upon the failure of USR or any other Loan Party to pay any Secured Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent or such other Secured Party as designated thereby in cash an amount equal to the unpaid principal amount of such Obligations then due, together with accrued and unpaid interest and fees on such Obligations. Upon payment by each Guarantor of any sums to the Administrative Agent or any Secured Party as provided above, all rights of each Guarantor against USR arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all USR’s Obligations. In addition, any indebtedness of USR or any Subsidiary now or hereafter held by each Guarantor that is required by the Credit Agreement to be subordinated to USR’s Obligations is hereby subordinated in right of payment to the prior payment in full of USR’s Obligations. If any amount shall be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness at any time when any Secured Obligation then due and owing has not been paid, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of USR’s Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.
     SECTION 8. General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate law, or any state, Federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under this Agreement would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under this Agreement, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by any Guarantor, any creditor or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.
     SECTION 9. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of USR’ financial condition and assets, all other circumstances bearing upon the risk of nonpayment of USR’s Obligations and the nature, scope and extent of the risks that each Guarantor assumes and incurs hereunder and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.
     SECTION 10. Covenant; Representations and Warranties. Each Guarantor represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct.
     SECTION 11. Termination. The Guaranties made hereunder shall terminate when (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Real Estate Loan and the Term Loan; and (ii) all other USR’s Obligations then due and owing, have in each case been indefeasibly paid in full in cash and the Lenders have no further commitment to lend under the Credit Agreement; provided that any such Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, on any Secured Obligation is rescinded or must otherwise be restored by any Secured Party upon the bankruptcy or reorganization of USR, the Guarantors or otherwise. Upon such termination and at the written request of any Guarantor or its successors or assigns, and at the cost and expense of such Guarantor or its successors or assigns, the Administrative Agent shall execute in a timely manner a satisfaction of this Guaranty and such instruments, documents or agreements as are necessary or desirable to evidence the termination of this Guaranty.
     SECTION 12. Binding Effect; Several Agreement; Assignments; Releases. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of each Guarantor that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to each Guarantor when a counterpart hereof executed on behalf of each Guarantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon each Guarantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of each Guarantor, the Administrative Agent and the other Secured Parties, and their respective successors and assigns, except that neither the Borrowers nor the Guarantors shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void) without the prior written consent of the Required Lenders. The Administrative Agent is hereby expressly authorized to, and agrees upon request of the Borrowers it will, release any Guarantor from its obligations hereunder in the event that all the Equity Interests of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement.
     SECTION 13. Waivers; Amendment. (a) No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.
          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between USR, the Guarantors and the Administrative Agent (with the consent of the Required Lenders if required under the Credit Agreement).
     SECTION 14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF

NEW YORK INCLUDING, BUT NOT LIMITED TO, SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
     SECTION 15. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.02 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it at the following address:
Smith & Wesson Holding Corporation
c/o Smith & Wesson Corp.
2100 Roosevelt Avenue
Springfield, MA 01102-2208
Attention: John A. Kelly, Chief Financial Officer
Facsimile No: 413-739-8528
with a copy to:
Greenberg Traurig, LLP
2375 E. Camelback Road; Suite 700
Phoenix, AZ 85016
Attention: Karl A. Freeburg
Facsimile No.: 602-445-8100
     SECTION 16. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by USR and the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement or any other Loan Document is outstanding and unpaid or the Commitments have not been terminated.
          (b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
     SECTION 17. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 12. Delivery of an executed signature page to this Agreement by facsimile transmission or electronic mail shall be as effective as delivery of a manually executed counterpart of this Agreement.
     SECTION 18. Rules of Interpretation. The rules of interpretation specified in Section 1.01 of the Credit Agreement shall be applicable to this Agreement.
     SECTION 19. Jurisdiction; Consent to Service of Process. (a) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF SUCH STATE, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
     (b) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (A) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
     (c) EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 15 OF THIS AGREEMENT. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

     SECTION 20. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 20.
[Signature Page Follows]

[Signature Page to Holdings/Thompson/Center Arms/Smith&Wesson Guaranty]
     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SMITH & WESSON HOLDING CORPORATION
By:
Name:
Title:

THOMPSON/CENTER ARMS COMPANY, INC.
By:
Name:
Title:

SMITH & WESSON CORPORATION
By:
Name:
Title:

[Signature Page to Holdings/Thompson/Center Arms Guaranty]

ADMINISTRATIVE AGENT AND LENDER: TD BANK, N.A.
By:
Name:
Title:

EXHIBIT A
to the Holdings/Thompson/Center Arms Guaranty
[Form of]
JOINDER AGREEMENT
JOINDER, dated as of [               ] [     ], made by [                         ] a [                         ] (the “New Guarantor”), in favor of TD Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties. Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the Credit Agreement referred to below.
WITNESSETH:
WHEREAS, Smith &Wesson Holdings Corporation, a Nevada corporation (“Holdings”), Smith & Wesson Corp., a Delaware corporation (“S&W Corp.”), Thompson/Center Arms Company, Inc., a New Hampshire corporation (“TCAC”) have entered into a Credit Agreement, dated as of November 30, 2007, with the lenders party from time to time party thereto (the “Lenders”), and the Administrative Agent, as amended by that certain Amendment No. 1 to Credit Agreement and Assignment and Acceptance of Collateral Documents dated as of October 31, 2008, among Holdings, S&W Corp., TCAC, the Lenders and the Administrative Agent, as amended by that certain Amendment No. 2 to Credit Agreement dated asof March 12, 2009, and as further amended this date by that certain Amendment No. 3 to Credit Agreement among Holdings, S&W Corp., TCAC, Universal Safety Response, Inc. (“USR”)(Holdings, S&W Corp.,TCAC and USR are, each individually, “Borrower”, and collectively, “Borrowers”), the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed, subject to the terms and conditions set forth herein, to make certain loans to the Borrowers;
WHEREAS, in connection with the Credit Agreement, Holdings, S&W Corp. and TCAC have entered into the Holdings/Thompson/Center/Smith &Wesson Arms Guaranty, dated as of July ___, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), in favor of the Administrative Agent for the benefit of the Secured Parties;
WHEREAS, the Credit Agreement requires the New Guarantor to become a party to the Guaranty; and
WHEREAS, the New Guarantor has agreed to execute and deliver this Joinder in order to become a party to the Guaranty.
NOW, THEREFORE, the Administrative Agent and the New Guarantor hereby agree as follows:
(a) Guarantee. In accordance with the Credit Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if originally named therein as a Guarantor.
(b) Representations and Warranties. The New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all respects on and as of the date hereof (except for those representations and warranties that relate to a specific earlier date). Each reference to a Guarantor in the Guaranty shall be deemed to include the New Guarantor.
(c) Severability. Any provision of this Joinder Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(d) Counterparts. This Joinder Agreement may be executed in counterparts, each of which shall constitute an original. Delivery of an executed signature page to this Joinder Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Joinder Agreement.
(e) No Waiver. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect.
(f) Notices. All notices, requests and demands to or upon the New Guarantor, the Administrative Agent or any Lender shall be governed by the terms of Section 10.02 of the Credit Agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

NEW GUARANTOR: [NEW GUARANTOR]
By:
Name:
Title:

Address for Notices:

ADMINISTRATIVE AGENT AND SOLE LENDER: TD BANK, N.A.
By:
Name:
Title: